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                                                                    EXHIBIT 23.2

                          INDEPENDENT AUDITOR'S CONSENT

We consent to the use in this Post-Effective Amendment No. 6 to the Registration Statement of T REIT, Inc. on Form S-11 of our report dated February 14, 2000, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.

                                          /s/ Haskell & White, LLP
                                          ------------------------
                                          HASKELL & WHITE LLP

Irvine, California
February 28, 2002